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                   SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934



                              May 13, 1999
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                   (Date of earliest event reported)



                        Trans World Gaming Corp.
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           (Exact name of registrant as specified in its charter)


Nevada                             0-25244                       13-3738518
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)


One Penn Plaza, Suite 1503 New York, New York                   10119-0002
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(Address of principal executive offices)                        (Zip Code)


                               (212) 563-3355
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           (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)





                            Page 1 of 3 Pages
                     Exhibit Index appears on Page 2
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ITEM 5.  Other Events
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    On May 14, 1999, Stanley Kohlenberg, Chairman and Chief Executive Officer
of Trans World Gaming Corp. ("TWG" or the "Company"), received a letter of resignation dated May 13, 1999 from Goeffrey B. Baker announcing that Mr. Baker had resigned from the Company's Board of Directors effective May 13, 1999, citing personal reasons. The Company believes that Mr. Baker's resignation was not tendered because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Baker will remain an unpaid advisor to the Company.


ITEM 7.  Exhibits
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     Exhibit Number                              Description
     --------------                              -----------
          99                          Letter of Resignation of Geoffrey B.
                                      Baker dated May 13, 1999.

                                   2

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                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             TRANS WORLD GAMING CORP.



Date: May 17, 1999           By:  /s/ Dominick J. Valenzano
                                  -------------------------------------
                                  Dominick J. Valenzano
                                  Chief Financial Officer
                                   3
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